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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 30, 2004


                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                    333-60778                  75-2795365
   (State or Other                (Commission              (I.R.S. Employer
    Jurisdiction of               File Number)            Identification No.)
     Incorporation)



                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)




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Item 12.  Results of Operations and Financial Condition

     On March 29, 2004, Dresser, Inc. provided financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.



















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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DRESSER, INC.


Date:  March 30, 2004                    By:  /s/   Patrick M. Murray
                                              -----------------------
                                                    Patrick M. Murray
                                                    Chief Executive Officer




                                         By:  /s/   James A. Nattier
                                              ----------------------
                                                    James A. Nattier
                                                    Executive Vice President and
                                                    Chief Financial Officer



                                         By:  /s/   Thomas J. Kanuk
                                              ---------------------
                                                    Thomas J. Kanuk
                                                    Corporate Controller and
                                                    Chief Accounting Officer











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                                  EXHIBIT INDEX


Exhibit No.                         Description
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99.1                                Press Release